
<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL Income Fund XVI, Ltd. at June 30, 1999, and its statement of income for the six months then ended and is qualified in its entirety by reference to the Form 10-Q of CNL Income Fund XVI, Ltd. for the six months ended June 30,
1999.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   JUN-30-1999
<CASH>                                         1,233,857
<SECURITIES>                                   0
<RECEIVABLES>                                  200,791
<ALLOWANCES>                                   112,153
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         32,868,717
<DEPRECIATION>                                 2,233,496
<TOTAL-ASSETS>                                 39,798,073
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     38,703,392
<TOTAL-LIABILITY-AND-EQUITY>                   39,798,073
<SALES>                                        0
<TOTAL-REVENUES>                               1,903,537
<CGS>                                          0
<TOTAL-COSTS>                                  587,303
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                1,311,468
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            1,311,468
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   1,311,468
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>Due to the nature of its industry, CNL Income Fund XVI, Ltd. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.

